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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) October 15, 2004
                                                        ----------------

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    0-31014                 52-2181356
         --------                    --------                ----------
(State or other Jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)           Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the obligation of the registration under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01 REGULATION FD DISCLOSURE
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HealthExtras, Inc. (the "Company") issued a press release on Friday, October 15,
2004, a copy of which is filed as an Exhibit to this Form 8-K, that it has filed a registration statement with the Securities and Exchange Commission covering the public offering of 5,000,000 shares of its Common Stock. The Company is offering 3,500,000 shares and certain existing stockholders of the Company are offering 1,500,000 shares. The underwriters will have an option to purchase an additional 750,000 shares of Common Stock from the Company to cover any over-allotments. Lehman Brothers is the sole book runner of the offering. Piper Jaffray & Co. and First Albany Capital are the co-managers of the offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(c) Exhibits:


EXHIBIT NO.     DESCRIPTION
-----------     -----------

  99.1          Press Release, dated October 15, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 20, 2004              By: /s/ Michael P. Donovan
                                          -------------------------------
                                          Michael P. Donovan